Exhibit 10.1

AMENDMENT

TO

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

THIS                    AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (this “Amendment”) is made and entered into as of April 15, 2011 by and among TECHNISCAN, INC., (the “Maker”) and the undersigned holder of the Maker’s senior secured convertible promissory note (together with his heirs, successors and assigns, “Payee”).

R E C I T A L S:

WHEREAS, the Maker and the Payee desire to revise that certain Senior Secured Convertible Promissory Note dated                entered into by and between the Maker and the Payee, as amended by that certain First Amendment to Senior Secured Convertible Promissory Note dated as of               , that certain Second Amendment to Senior Secured Convertible Promissory Note dated as of                 , that certain Third Amendment to Senior Secured Convertible Promissory Note dated as of                 , that certain Fourth Amendment to Senior Secured Convertible Promissory Note dated as of                         , and that certain Fifth Amendment to Senior Secured Convertible Promissory Note dated as of October 28, 2010 (collectively, the “Note”).

NOW, THEREFORE, in consideration of the foregoing and the mutual benefits to be derived from this Amendment, the parties hereto hereby agree as follows:

1.             Amendment of the Note.  Pursuant to Section 11 of the Note, Section 3 of the Note is hereby amended as follows:

The date April 15, 2011 shall be deleted and replaced with April 22, 2011.

2.             Continued Effect of the Note.  All provisions of the Note, except as modified by this Amendment, shall remain in full force and effect and are reaffirmed.  Other than as stated in this Amendment, this Amendment shall not operate as a waiver of any condition or obligation imposed on the parties under the Note.

3.             Interpretation of Amendment.  In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment and any provision of the Note, the provisions of this Amendment shall govern and control.

4.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.  A facsimile or e-mailed “.pdf” data file copy of an original written signature shall be deemed to have the same effect as an original written signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

TECHNISCAN, INC.

By:	/s/ David C. Robinson	By:
David C. Robinson

Chief Executive Officer		Name: